Supplemental Oil and Gas Information (Unaudited)	12 Months Ended
Dec. 31, 2024
Extractive Industries [Abstract]
Supplemental Oil and Gas Information (Unaudited)
15. Supplemental Oil and Gas Information (Unaudited)
The Company’s oil and natural gas reserves are attributable solely to properties within the United States, specifically in the Permian Basin.
Capitalized Oil and Natural Gas Costs
Aggregate capitalized costs related to oil and natural gas production activities with applicable accumulated depletion are as follows:

	December 31,
	2024	2023
	(in thousands)
Oil and natural gas interests:
Proved	$36,068	$36,054
Unproved	3,043	3,057

Total oil and natural gas interests	39,111	39,111
Accumulated depletion	(10,732)	(7,157)

Net oil and natural gas interests capitalized	$28,379	$31,954

Costs Incurred in Oil and Natural Gas Activities
The Company did not incur any oil and natural gas property acquisition, exploration or development activities during the years ended December 31, 2024 and 2023.
Results of Operations from Oil and Natural Gas Producing Activities
The following table sets forth the revenues and expenses related to the production and sale of oil and natural gas activities. It does not include any interest costs or general and administrative costs and therefore, is not necessarily indicative of the net operating results of the Company’s oil and natural gas activities.

	December 31,
	2024	2023
	(in thousands)
Oil and gas royalties	$16,027	$20,743
Severance and ad valorem taxes	(1,252)	(1,159)
Transportation, processing and other	(93)	(86)
Depletion	(3,575)	(4,050)

Results of operations from oil and gas producing activities	$11,107	$15,448

The reserves as of December 31, 2024 and December 31, 2023 presented below were prepared by W.D. Von Gonten & Co, whose reports as of those dates are filed as exhibits to this Annual Report. Estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, price changes and other factors. The reserves are located in the Delaware Basin across Loving, Reeves and Pecos Counties in Texas.
Guidelines indicated in FASB ASC Topic 932 Extractive Industries - Oil and Gas (“ASC 932”) have been followed for computing a standardized measure of future net cash flows and changes therein related to estimated proved reserves. Future cash inflows and future production costs are determined by applying prices and costs, including quality and basis differentials, to the period-end
estimated quantities of oil and natural gas to be produced in the future. The resulting future net cash flows are reduced to present value amounts by applying a ten percent annual discount factor. Future production costs are determined based on estimates of expenditures to be incurred in producing the proved oil and gas reserves in place at the end of the period using period-end
costs and assuming continuation of existing economic conditions.
The assumptions used to compute the standardized measure are those prescribed by the FASB and the Securities and Exchange Commission (“SEC”). These assumptions do not necessarily reflect management’s expectations of actual revenues to be derived from those reserves, nor their present value. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these reserve quantity estimates are the basis for the valuation process. Reserve estimates are inherently imprecise and estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available.

Analysis of Changes in Proved Reserves
The following table sets forth information regarding the Company’s net ownership interest in estimated quantities of proved developed and undeveloped oil and natural gas quantities and the changes therein for the period presented:

	Oil	Natural Gas	Natural Gas Liquids	Total
	(MBbls)	(MMcf)	(MBbls)	(MBOE)

Net Proved Reserves as of January 1, 2023	1,776	4,972	331	2,936
Revisions of previous estimates (1)	(80)	(11)	10	(71)
Extensions, discoveries and other additions (2)	225	967	71	457
Production	(225)	(693)	(68)	(409)

Net Proved Reserves as of December 31, 2023	1,696	5,235	344	2,913

Revisions of previous estimates (1)	95	1,492	130	473
Extensions, discoveries and other additions (2)	7	12	1	10
Production	(179)	(729)	(77)	(378)

Net Proved Reserves as of December 31, 2024	1,619	6,010	398	3,018

Net Proved Developed Reserves
January 1, 2023	622	1,821	121	1,047
December 31, 2023	809	2,957	193	1,495
December 31, 2024	806	4,010	265	1,739
Net Proved Undeveloped Reserves
January 1, 2023	1,154	3,151	210	1,889
December 31, 2023	887	2,278	151	1,418
December 31, 2024	813	2,000	133	1,279

(1)	Revisions of previous estimates include technical revisions due to changes in commodity prices, historical and projected performance and other factors.
(2)
Extensions and other additions were from conversions of unproved reserves to proved developed reserves due to additional drilling activity. These extensions included no additions to proved undeveloped reserves for the years ended December 31, 2
0
23 or 2024.

Changes in proved reserves that occurred during the year ended December 31, 2023 were primarily due to:

•	negative revisions of approximately 71 Mboe. 97 Mboe decrease due to changes in commodity prices partially offset by 26 Mboe due to changes in projected well performance; and

•	well additions, extensions and discoveries of approximately 457 Mboe. 457 Mboe was added as proved over fourteen gross well locations based on increased operator drilling activity.
Changes in proved reserves that occurred during the year ended December 31, 2024 were primarily due to:

•
positive revisions of approximately 473 Mboe. 520 Mboe increase primarily due to changes in projected well performance partially offset by negative revisions of 47 Mboe due to changes in commodity prices; and

•	well additions, extensions and discoveries of approximately 10 Mboe. 10 Mboe was added as proved over one gross well location based on decreased operator drilling activity.
Standardized Measure of Discounted Future Net Cash Flows
Future cash inflows represent expected revenues from production of period-end
quantities of proved reserves based on the
12-month
unweighted
first-day-of-the-month
commodity prices for the period presented.
A
ll prices
are adjusted for quality, energy content and regional price differentials. Future cash inflows are computed by applying applicable prices relating to the Company’s proved reserves to the year-end
quantities of those reserves.
The following table sets forth the future net cash flows related to proved oil and gas reserves ba sed
on the standardized measure prescribed in ASC 932:

	December 31,
	2024	2023
	(in thousands)
Future cash inflows	$133,197	$146,605
Future production costs	(8,804)	(9,745)
Future income tax expense	(11,195)	(1,026)

Future net cash flows (undiscounted)	113,198	135,834
Annual discount 10% for estimated timing	(50,468)	(61,055)

Total	$62,730	$74,779

The primary sources of change in the standardized measure of discounted future net cash flows are as follows:

	December 31,
	2024	2023
	(in thousands)
Standardized measure, beginning of period	$74,779	$94,146
Sales, net of production costs	(14,682)	(19,498)
Net changes in prices and production costs related to future production	(8,679)	(20,475)
Extensions, discoveries and improved recovery, net of future production costs	377	15,419
Revisions of previous quantity estimates, net of related costs	9,647	(1,836)
Net change in income taxes	(5,752)	158
Accretion of discount	6,490	7,169
Changes in timing and other	550	(304)

Net decrease in standardized measures	(12,049)	(19,367)

Standardized measure, end of period	$62,730	$74,779